Exhibit 10.3

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”), dated as of June 12, 2026, is executed by and between M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), and the counterparty designated as “Buyer” in the signature page hereto (“Buyer”), in connection with that certain Registration Rights Agreement, dated as of July 31, 2024 (the “Agreement”), by and among the Company, MI7 Sponsor, LLC, a Delaware limited liability company (as assignee of M3-Brigade Sponsor V LLC) (the “Sponsor”), Cantor Fitzgerald & Co., and each person who has become a party thereto by entering into a joinder agreement in accordance with the terms thereof. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

By the execution of this Joinder Agreement, Buyer agrees as follows:

1.       Buyer is a party to that certain Securities Purchase Agreement, dated as of June 12, 2026, by and among the Sponsor, Buyer, the Company, ReserveOne, Inc. and ReserveOne Holdings, Inc. (the “SPA”), pursuant to which Buyer has agreed to purchase from the Sponsor a number of Class A ordinary shares, par value $0.0001 per share of the Company as specified in the SPA (the “Transferred Shares”). The Transferred Shares will be issued upon conversion of an equal number of the Sponsor’s Class B ordinary shares, par value $0.001 per share of the Company and will be “Registrable Securities” as such term is defined in the Agreement.

2.       Upon the transfer of the Transferred Shares to Buyer, without any further action required, Buyer hereby automatically joins in, and agrees to become a party to and be bound by and subject to, the provisions of the Agreement.

3.       Any notice required or permitted by the Agreement shall be given to Buyer at the address listed below its name on the signature page hereto.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date set forth above.

BUYER:

[______________]

By:
Name:
Title:

Address:

ACKNOWLEDGED AND AGREED:

M3-BRIGADE ACQUISITION V CORP.

By:
Name:
Title:

CANTOR FITZGERALD & CO.

By:
Name:
Title:

[Signature Page to Joinder Agreement to Registration Rights Agreement (Transferred Shares)]